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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 15, 2006

                                 FUEL-TECH N.V.
             (Exact name of registrant as specified in its charter)


    NETHERLANDS ANTILLES                000-2174                    N/A
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


             FUEL-TECH N.V.                          FUEL TECH, INC.
              (Registrant)                     (U.S. Operating Subsidiary)
             CASTORWEG 22-24                       695 E. MAIN STREET
      CURACAO, NETHERLANDS ANTILLES                 STAMFORD CT 06901
            (599) 9-461-3754                         (203) 425-9830

          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISION:


  [  ]   Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

  [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

  [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR  240.14d-2(b))

  [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR  240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 15, 2006 the Registrant dismissed its independent auditor, Ernst & Young LLP ("Ernst & Young"), of Chicago, Illinois. The dismissal of Ernst & Young was approved by the Audit Committee of the Registrant's Board of Managing Directors on August 2, 2006.

         In each of the Registrant's two prior fiscal years ended December 31, 2005 and 2004 (collectively, the "Prior Fiscal Periods"), the Ernst & Young reports on Registrant's consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the (i) Prior Fiscal Periods or (ii) the period from January 1, 2006 through August 15, 2006 (the "Interim Period"), there were no disagreements with Ernst & Young, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with any of their reports.

         Except for the one material weakness in internal control over financial reporting defined in the Registrant's Annual Report on Form 10-K for the year ending December 31, 2004, the Registrant did not have any reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. In the Registrant's Annual Report on Form 10-K for the year ending December 31, 2004, management of the Registrant concluded that the procedures and controls were insufficient to ensure that infrequent or unusual business transactions, such as lease agreements, are analyzed, recorded, and monitored in the context of authoritative accounting guidance such that these transactions are recognized in accordance with generally accepted accounting principles. An adjustment for rent expense of $123,000 was required due to not properly accounting for a "free rent" period that was provided in its lease agreement for its corporate headquarters. To remediate the material weakness in the Registrant's internal control over financial reporting, the Registrant implemented additional review procedures over the factors affecting infrequent or unusual business transactions, including lease agreements.

         On August 15, 2006 the Audit Committee of the Registrant's Board of Managing Directors engaged the independent registered public accounting firm of Grant Thornton LLP ("Grant Thornton") as its new independent auditor. The Registrant did not consult with Grant Thornton during the Prior Fiscal Periods or the subsequent Interim Period regarding (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Grant Thornton on the Registrant's consolidated financial statements; or (iii) any other matter that was the subject of a disagreement between the Registrant and Ernst & Young or reportable event noted in the connection with the performance of services.

         The Registrant has requested Ernst & Young to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated August 21, 2006 is filed as Exhibit 16 to this form 8-K.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(D) Exhibits

Exhibit 16.  Description:

Letter from Ernst & Young LLP to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Fuel-Tech N.V.                                              August 21, 2006

By /s/ V. J. Arnone
Vincent J. Arnone
Senior Vice President, Chief
Financial Officer and Treasurer


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